Consolidated balance sheets (Parenthetical) (USD $)	Jun. 30, 2012	Dec. 31, 2011
Consolidated balance sheets
Preferred stock, par value (in dollars per share)	$ 0.01	$ 0.01
Preferred stock, shares authorized	50,000,000	50,000,000
Preferred stock, shares issued	0	0
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common stock, shares authorized	450,000,000	450,000,000
Common stock issued	128,296,239	127,617,391
Treasury stock, shares	7,609	7,609